Mason Street Funds, Inc.

Supplement dated February 16, 2006 to

Prospectus dated July 22, 2005

Class A, B and C Shares of:

Small Cap Growth Stock Fund	Growth Stock Fund
Aggressive Growth Stock Fund	Large Cap Core Stock Fund
Select Bond Fund	Index 500 Stock Fund
High Yield Bond Fund	Asset Allocation Fund
International Equity Fund	Index 400 Stock Fund
Municipal Bond Fund

CLOSING OF THE MASON STREET FUNDS TO NEW INVESTMENTS;

TERMINATION OF EXCHANGE FEATURE

On December 14, 2005, the Board of Directors of Mason Street Funds, Inc. (the “Funds”) approved an Agreement and Plan of Reorganization (“Reorganization”) pursuant to which all of the Funds would be reorganized into existing and newly created American Century Funds and a Federated Fund. The Board also called for a special meeting of shareholders of the Funds to be held on March 15, 2006, at which the shareholders will vote on whether to approve the Reorganizations. In order to facilitate the consummation of the proposed Reorganizations, the Funds will close to new investments, and the exchange feature among the Funds (including the SSgA Money Market Fund) will be terminated, each effective after the close of business on March 23, 2006. As a result, purchase and exchange requests received after the close of business on March 23, including purchase transactions pursuant to the Fund’s automatic purchase program, will be rejected. Previously designated automatic dividend reinvestments will, however, be accepted for dividends paid after March 23, if reinvested into the Fund that paid the dividend.

Questions regarding these changes to the Prospectus may be directed to the Mason Street Funds at 888-627-6678.

Shareholders should read the proxy statements/prospectuses and related documents filed by American Century and Federated Funds because they contain important information about the reorganization. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE